SUPPLEMENT TO THE FIDELITY REAL ESTATE HIGH INCOME FUND II APRIL 29, 1998 PROSPECTUS

The following information found under the heading "FMR and Its
Affiliates" in "The Fund in Detail" section on page 8 has been removed:

Barry Greenfield is Vice President and co-manager of Real Estate High Income II, which he has managed since inception. He also manages another Fidelity fund, as well as trust accounts for Fidelity
Management Trust Company. Mr. Greenfield joined Fidelity in 1968.

The following information replaces similar information found under the heading "FMR and Its Affiliates" in "The Fund in Detail" section on page 8:

Mark Snyderman is Vice President and manager of Real Estate High Income II, which he has managed since September 1996. He also manages another Fidelity fund. Mr. Snyderman joined Fidelity in 1994 as an investment officer for commercial mortgage-backed securities. Previously, he was a director with Aldrich, Eastman & Waltch for six years.

SUPPLEMENT TO THE FIDELITY REAL ESTATE HIGH
INCOME FUND II
APRIL 29, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 18 HAS BEEN REMOVED:

   BARRY GREENFIELD (62), is Vice President of Fidelity Real Estate High Income Fund II (1998) and another fund advised by FMR. Mr.
Greenfield has managed another Fidelity fund since 1986.